Capital Southwest Corporation Q2 2020 Earnings Presentation November 5, 2019 5400 Lyndon B. Johnson Freeway, Suite 1300 | Dallas, Texas 75240 | 214.238.5700 | capitalsouthwest.com

Important Notices • These materials and any presentation of which they form a part are neither an offer to sell, nor a solicitation of an offer to purchase, any securities of Capital Southwest. • These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of Capital Southwest. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in Capital Southwest’s public filings with the Securities and Exchange Commission. • There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Capital Southwest’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by Capital Southwest will be profitable or will equal the performance of these investments. • The information contained herein has been derived from financial statements and other documents provided by the portfolio companies unless otherwise stated. • Past performance is not indicative of future results. In addition, there can be no assurance that unrealized investments will be realized at the expected multiples shown as actual realized returns will depend on, among other factors, future operating results of each of Capital Southwest’s current portfolio companies, the value of the assets and economic conditions at the time of disposition, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions on which Capital Southwest’s expected returns are based. In many instances, Capital Southwest will not determine the timing or manner of sale of its portfolio companies. Page 2

Forward-Looking Statements • This presentation contains forward-looking statements relating to, among other things, the business, market conditions, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements that are not statements of historical fact are forward-looking statements. Forward-looking statements are often, but not always, preceded by, followed by, or include words such as "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest and speak only as of the date of this presentation. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. • For a further discussion of some of the risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019 and its subsequent filings with the Securities and Exchange Commission, including the "Risk Factors" section therein. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or financial condition. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements. Capital Southwest does not assume any obligation to revise or to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, except as may be required by law. Page 3

Conference Call Participants Bowen S. Diehl President and Chief Executive Officer Michael S. Sarner Chief Financial Officer Chris Rehberger VP Finance / Treasurer Page 4

CSWC Company Overview CSWC is a middle-market lending firm focused on supporting the acquisition and growth of middle-market companies across the capital structure • CSWC was formed in 1961, and elected to be regulated as a BDC in 1988 • Publicly-traded on Nasdaq: Common Stock (“CSWC”) and December 2022 Notes (“CSWCL”) • Internally Managed BDC with RIC tax treatment for U.S. federal income tax purposes • December 2014: announced intent to spin-off industrial growth company (“CSW Industrials”; Nasdaq: "CSWI") tax free • January 2015: launched credit investment strategy • September 2015: completed tax free spin off of CSWI • 21 employees based in Dallas, Texas • Total Balance Sheet Assets of $585MM as of September 30, 2019 • Manage I-45 Senior Loan Fund (“I-45 SLF”) in partnership with Main Street Capital (NYSE: “MAIN”) Page 5

Q2 2020 Highlights Financial Highlights • Q2 2020 Pre-Tax Net Investment Income (“NII”) of $7.4MM or $0.42 per share ◦ Includes $472K of one-time expense ($0.03 per share) for write-off of deferred offering costs related to previous registration statement on Form N-2 • Paid $0.40 per share in Regular Dividends, plus $0.10 per share Supplemental Dividend ◦ Total Dividends for the quarter of $0.50 per share • Investment Portfolio at Fair Value increased to $539MM from $533MM in prior quarter ◦ $29.7MM committed to one new portfolio company and two add-ons ◦ $14.0MM in proceeds from full prepayment of one credit investment, generating a realized gain of $0.2MM and IRR of 13.7% • Received $2.5MM dividend from I-45 SLF, an annualized yield of 16.0% at fair value • Raised $5.0MM in gross proceeds through Equity ATM Program during the quarter ◦ Sold 231,272 shares at a weighted average price of $21.62 per share (1.16x Price to Book) ◦ Cumulatively, raised $14.9MM in gross proceeds at a weighted average price of $21.57 per share since inception of the Equity ATM Program in March 2019 • Raised $65MM in aggregate principal amount of 5.375% October 2024 Notes during the quarter ◦ Subsequent to quarter end, raised an additional $10MM of October 2024 Notes, resulting in total current principal outstanding of $75 MM • $183.6MM available on Credit Facility and $30.0MM in cash and cash equivalents as of quarter end Page 6

Track Record of Strong Dividend Yield and Consistent Dividend Coverage • In the last twelve months ending 9/30/19, CSWC generated $1.68 per share in Pre-Tax NII and paid out $1.53 per share in regular dividends • Cumulative Pre-Tax NII Regular Dividend Coverage of 108% since the 2015 spin-off • Announced Supplemental Dividend Program in June 2018 ◦ Expect to pay $0.10 per share Supplemental Dividend per quarter going forward, subject to Board approval $1.0 19.7% $0.89 $0.8 e r a h 9.2% S $0.6 9.1% 9.4% r 10.6% 0.60 9.6% e 9.3% $0.49 $0.50 $0.50 P $0.48 $0.45 $0.46 d $0.44 0.10 n 0.10 0.10 0.10 e $0.4 6.6% 0.10 d 6.3% 0.10 i 5.6% v 5.2% i 0.26 $0.28 4.2% $0.26 D $0.24 $0.21 3.0% $0.17 $0.2 1.8% 0.38 0.39 0.40 0.40 1.2% $0.11 0.34 0.36 0.24 0.26 0.28 0.29 $0.04 $0.06 0.17 0.19 0.21 0.06 0.11 $0.0 0.04 /16 /16 /16 /16 /17 /17 /17 /17 /18 018 018 018 019 019 019 019 3/31 6/30 9/30 2/31 3/31 6/30 9/30 2/31 3/31 0/2 0/2 1/2 1/2 0/2 0/2 1/2 0 0 0 1 0 0 0 1 0 6/3 9/3 12/3 3/3 6/3 9/3 12/3 Regular Dividend Per Share Supplemental Dividend Per Share Dividend Yield – Quarterly Annualized Total Dividend / CSWC Share Price at Qtr. End Page 7

History of Value Creation Total Value (Net Asset Value + Cumulative Dividends Paid) Increase of $5.70 at 9/30/2019 from 9/30/2015 Spin-off of CSWI $24.0 $23.38 $23.5 $23.16 $23.0 $22.71 $22.5 $21.99 $22.04 $22.0 $21.58 $21.5 $20.90 $21.0 $4.58 $5.08 $4.09 $20.5 $3.15 $19.98 $2.71 $3.61 $20.0 $1.82 $19.54 $19.5 $19.00 $1.54 $19.0 $18.63 $1.28 $18.5 $18.26 $1.04 $17.95 $0.83 $18.0 $17.68 $0.38 $17.49 $0.21 $19.08 $17.38 $18.87 $18.84 $18.62 $18.58 $17.5 $17.22 $0.04 $0.10 $18.26 $18.44 $18.43 $18.30 $17.68 $17.74 $17.88 $17.80 $17.96 $17.0 $17.22 $17.34 $17.39 $16.5 /2015 /2015 /2016 /2016 /2016 /2016 /2017 /2017 /2017 /2017 /2018 /2018 /2018 /2018 /2019 /2019 /2019 9/30 12/31 3/31 6/30 9/30 12/31 3/31 6/30 9/30 12/31 3/31 6/30 9/30 12/31 3/31 6/30 9/30 Net Asset Value Per Share Cumulative Dividends Paid Per Share Page 8

Two Pronged Investment Strategy CORE: Lower Middle Market (“LMM”): CSWC led or Club Deals • Companies with EBITDA between $3 MM and $15 MM • Typical leverage of 2.0x – 4.0x Debt to EBITDA through CSWC debt position • Commitment size up to $25 MM with hold sizes generally $10 MM to $20 MM • Both Sponsored and Non-sponsored deals • Securities include first lien, unitranche, second lien and subordinated debt • Frequently make equity co-investments alongside CSWC debt OPPORTUNISTIC: Upper Middle Market (“UMM”): Syndicated or Club, First and Second Lien • Companies typically have in excess of $50 MM in EBITDA • Typical leverage of 3.0x – 5.5x Debt to EBITDA through CSWC debt position • Hold sizes generally $5 MM to $15 MM • Floating rate first and second lien debt securities • More liquid assets relative to Lower Middle Market investments • Provides flexibility to invest/divest opportunistically based on market conditions and liquidity position Page 9

Credit Portfolio Heavily Weighted Towards First Lien and LMM Investments First Lien and LMM Investments have increased to 87% and 76% of the credit portfolio, respectively, as of 9/30/19 Robust LMM Credit Portfolio Growth Credit Portfolio Heavily Weighted to First Lien 500.0 500.0 $387.2 400.0 $381.7$387.2 400.0 $381.7 $367.7 $367.7 $350.7 $350.7 $336.7 $336.7 24% ) ) 24% 87% s s 300.0 23% 22% 300.0 87% n $272.1 n $272.1 86% o o 26% i i l l $239.1 l l $239.1 i i $226.5 $226.5 86% M M 27% ( 85% ( 76% $187.3 $187.3 28% 76% $ 200.0 $ 200.0 $181.7 $181.7 86% $167.5 31% 78% $167.5 82% $151.4 77% $151.4 45% 74% 79% 51% 73% 73% 58% 69% 78% 72% 100.0 60% 64% 100.0 69% 55% 49% 28% 22% 42% 32% 17% 13% 10% 7% 9% 10% 10% 9% 9% 22% 8% 8% 9% 10% 8% 8% 7% 6% 4% 4% 4% 4% 0.0 0.0 16 17 17 17 17 18 18 18 18 19 19 19 16 17 17 17 17 18 18 18 18 19 19 19 /20 /20 /20 /20 /20 /20 /20 /20 /20 /20 /20 /20 /20 /20 /20 /20 /20 /20 /20 /20 /20 /20 /20 /20 /31 /31 /30 /30 /31 /31 /30 /30 /31 /31 /30 /30 /31 /30 /30 /30 /31 /31 /30 /30 /31 /31 /30 /30 12 3 6 9 12 3 6 9 12 3 6 9 12 3 6 9 12 3 6 9 12 3 6 9 LMM UMM Sub-Debt Second Lien First Lien Page 10

CSWC Originations

$29.7MM in new committed investments originated during the quarter and $33.0MM in new committed investments originated subsequent to quarter end

Portfolio Originations — Q2 2020

Name	Industry	Type	Market	Total Debt Funded at Close ($000s)	Total Equity Funded at Close ($000s)	Unfunded Commitments at Close ($000s)	Debt Spread over LIBOR	Debt Yield to Maturity
Digital River, Inc.	Media, Marketing & Entertainment	1st Lien	UMM	$6,390	$0	$0	6.00%	8.31%
VTX Holdings, Inc. (d/b/a VertexOne)	Software & IT Services	1st Lien(1) / Equity	LMM	$20,080	$1,000	$0	8.95%	12.74%
ITA Holdings Group, LLC (d/b/a Apollo MedFlight)	Transportation & Logistics	1st Lien	LMM	$2,200	$0	$0	9.00%	11.66%
Total / Weighted Average				**$28,670**	**$1,000**	**$0**	**8.3%**	**11.7%**

Portfolio Originations — Subsequent to Quarter End

Name	Industry	Type	Market	Total Debt Funded at Close ($000s)	Total Equity Funded at Close ($000s)	Unfunded Commitments at Close ($000s)	Debt Spread over LIBOR	Debt Yield to Maturity
ICS Distribution, LLC (d/b/a Relevant Rental Solutions)	Industrial Services	1st Lien(1)	LMM	$18,000	$0	$0	8.22%	11.28%
GrammaTech, Inc.	Software & IT Services	1st Lien / Equity	LMM	$11,500	$1,000	$2,500	7.00%	9.50%
Total / Weighted Average				**$29,500**	**$1,000**	**$2,500**	**7.7%**	**10.6%**

Note: Market refers to Upper Middle Market ("UMM") and Lower Middle Market ("LMM")
(1) The investment is structured as a first lien last out term loan

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Track Record of CSWC Exits Continues $14.0MM in proceeds from one prepayment during the quarter • Full prepayment of Tinuiti Inc. credit investment, generating a realized gain of $0.2MM and IRR of 13.7% • Cumulative IRR of 15.5% on 27 portfolio exits generating $213.9MM in proceeds since launch of credit strategy in January 2015 Portfolio Repayments and Exits Q2 2020 Net Proceeds Realized Gain Name Industry Type Market ($000) ($000s) IRR Media, Marketing & (1) Tinuiti Inc. Entertainment 1st Lien LMM $14,000 $244 13.72% Total / Weighted Average $14,000 $244 13.7% Note: Market refers to Upper Middle Market (“UMM”) and Lower Middle Market (“LMM”) (1) The investment is structured as a first lien last out term loan Page 12

CSWC Portfolio Asset Mix by Market Maintaining conservative portfolio leverage while receiving attractive risk adjusted returns Investment Portfolio - Statistics Q2 2020 Lower Middle Upper Middle (1) (In Thousands) Market Market Number of Portfolio Companies 27 11 Total Cost $328,833 $101,320 Total Fair Value $384,180 $92,787 Average Hold Size (at Cost) $12,179 $9,211 % First Lien Investments (at Cost) 78.2% 85.4% % Second Lien Investments (at Cost) 6.6% 14.6% % Subordinated Debt Investments (at Cost) 4.4% 0.0% % Equity (at Cost) 10.8% 0.0% Wtd. Avg. Yield (2) 12.0% 8.4% Wtd. Avg. EBITDA of Issuer ($MM's) (3) $8.2 $68.8 Wtd. Avg. Leverage through CSWC Security (4) 3.5x 3.7x Note: All metrics above exclude the I-45 Senior Loan Fund (1) At September 30, 2019, we had equity ownership in approximately 70.4% of our LMM investments (2) The weighted-average annual effective yields were computed using the effective interest rates during the quarter for all debt investments at cost as of September 30, 2019, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments. As of September 30, 2019, there were two investments on non- accrual status. Weighted-average annual effective yield is not a return to shareholders and is higher than what an investor in shares in our common stock will realize on its investment because it does not reflect our expenses or any sales load paid by an investor (3) Weighted average EBITDA metric is calculated using investment cost basis weighting. For the quarter ended September 30, 2019, one portfolio company is excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful (4) Includes CSWC debt investments only. Calculated as the amount of each portfolio company’s debt (including CSWC’s position and debt senior or pari passu to CSWC’s position, but excluding debt subordinated to CSWC’s position) in the capital structure divided by each portfolio company’s adjusted EBITDA. Weighted average leverage is calculated using investment cost basis weighting. Management uses this metric as a guide to evaluate relative risk of its position in each portfolio debt investment. For the quarter ended September 30, 2019, one portfolio company is excluded from this calculation due to reporting a debt to adjusted EBITDA ratio that was not meaningful Page 13

CSWC Portfolio Mix as of 9/30/19 at Fair Value Current Investment Portfolio of $539MM continues to be diverse across industries Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Telecommunications: 1% Restaurants: 1% Commodities & Mining: 2% Financial Services: 2% Equity Co- Environmental Services: 2% Energy Services (Midstream): MRI (dba Investments: Consumer Services: 4% 2% SpotSee 7% Business Services: Holdings): 10% Transportation 15% & Logistics: 4% Subordinated Debt: 3% Consumer Products Second Lien: and Retail: 4% I-45 SLF LLC: 11% 6% Distribution: 5% I-45 SLF LLC First Lien: (95% first lien): Food, 63% Healthcare Services: 11% Agriculture & Beverage: 5% 11% Healthcare Products: 6% Industrial Software & IT Media, Marking Products: 10% Services: 6% & Entertainment: 9% Page 14

I-45 Portfolio Overview I-45 loan portfolio of $215MM is 95% first lien with average hold size of 2.2% of the I-45 portfolio Current I-45 Portfolio (By Type) Current I-45 Portfolio (By Industry) Telecommunications 5% Telecommunications 16% 4% 4% 5% 14% Retail 7% 95% Retail 8% 12% Healthcare & Pharmaceuticals 8% 9% Capital EquipmentCapital Equipment First Lien Second Lien Services: Consumer I-45 Portfolio Statistics (In Thousands) 12/31/2018 3/31/2019 6/30/2019 9/30/2019 Total Debt Investments at Fair Value $238,727 $237,547 $234,700 $214,762 Number of Issuers 48 48 50 46 Wtd. Avg. Issuer EBITDA $69,738 $68,109 $70,807 $69,270 Avg. Investment Size as a % of Portfolio 2.1% 2.1% 2.0% 2.2% Wtd. Avg. Net Leverage on Investments (1) 3.7x 3.6x(2) 3.9x(2) 4.3x(2) Wtd. Avg. Spread to LIBOR 6.3% 6.3% 6.4% 6.4% Wtd. Avg. Duration (Yrs) 4.2 3.9 4.0 3.9 (1) Through I-45 Security (2) One portfolio company is excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful Page 15

Income Statement Quarter Ended Quarter Ended Quarter Ended Quarter Ended (In Thousands, except per share amounts) 12/31/18 3/31/19 6/30/19 9/30/19 Investment Income Interest Income $10,070 $10,320 $11,346 $11,237 Dividend Income 3,352 3,342 4,019 3,587 Fees and Other Income 449 646 434 394 Total Investment Income $13,871 $14,308 $15,799 $15,218 Expenses Cash Compensation $2,007 $1,835 $2,021 $1,708 Share Based Compensation 607 707 837 685 General & Administrative 1,134 1,233 1,451 1,728 Total Expenses (excluding Interest) $3,748 $3,775 $4,309 $4,121 Interest Expense $3,347 $3,349 $3,806 $3,716 Pre-Tax Net Investment Income $6,776 $7,184 $7,684 $7,381 Taxes and Gain / (Loss) Income Tax Benefit (Expense) $(101) $(312) $(324) $(566) Net realized gain (loss) on investments 1,883 58 1,217 283 Net increase (decrease) in unrealized appreciation of investments (4,238) 3,567 (1,864) (4,369) Net increase (decrease) in net assets resulting from operations $4,320 $10,497 $6,713 $2,729 Weighted Average Diluted Shares Outstanding 17,123 17,296 17,536 17,770 Pre-Tax Net Investment Income Per Dil. Wtd. Average Share $0.40 $0.42 $0.44 $0.42 Page 16

Operating Leverage Trend Continue to realize operating efficiencies of internally-managed structure migrating to a target operating leverage of sub-2.5% $1,000 6% s t e s $800 s 5% A g v A ) 4.9% f M $585 o M $564 $600% $ $552 ( s s a t e 4.2% 4% s s e s $417 s A n l e a $400 p t 3.7% $326 x o E T $284 g n i 3% t 3.1% a 3.0% (2) r $200 e 2.9% p O $0 2% FY 16 FY 17 FY 18 FY 19 Q1 FY20 Q2 FY20 Period Ending Total Assets Operating Expenses(1) as % of Average Total Assets Note: FY16 includes only the quarters after the 2015 spin-off. Q1 FY20 and Q2 FY20 are quarterly annualized. (1) Operating expenses exclude interest expense (2) Run-rate annualized operating leverage in Q2 FY20 is 2.6% pro forma for one-time operating expenses incurred during the quarter Page 17

Balance Sheet Quarter Ended Quarter Ended Quarter Ended Quarter Ended (In Thousands, except per share amounts) 12/31/18 3/31/19 6/30/19 9/30/19 Assets Portfolio Investments $496,740 $524,071 $533,491 $538,876 Cash & Cash Equivalents 10,774 9,924 11,969 30,019 Deferred Tax Asset 2,294 1,807 1,672 1,628 Other Assets 13,973 16,041 17,044 14,510 Total Assets $523,781 $551,843 $564,176 $585,033 Liabilities December 2022 Notes $74,960 $75,099 $75,440 $75,564 October 2024 Notes — — — 63,585 Credit Facility 122,000 141,000 151,000 108,000 Other Liabilities 9,145 9,781 8,922 9,785 Total Liabilities $206,105 $225,880 $235,362 $256,934 Shareholders Equity Net Asset Value $317,676 $325,963 $328,814 $328,099 NAV per Share $18.43 $18.62 $18.58 $18.30 Debt to Equity 0.62x 0.66x 0.69x 0.75x Page 18

Significant Unused Debt Capacity with Long-Term Duration

Earliest Debt Maturity occurs in July 2022

Facility	Total Commitments	Interest Rate	Maturity	Principal Drawn	Undrawn Commitment
Credit Facility (1)	$295.0 MM	L + 2.50% subject to certain conditions	December 2023	$108.0 MM	$183.6 MM (2)
December 2022 Notes (NASDAQ: "CSWCL") (3)	$77.1 MM	5.95%	December 2022	$77.1 MM	N/A
October 2024 Notes (4)	$75.0 MM (5)	5.375%	October 2024	$75.0 MM	N/A
I-45 Credit Facility (6)	$165.0 MM	L + 2.40%	July 2022	$141.0 MM	$24.0 MM

Long-Term Debt Obligations (Calendar Year)



Principal Payment
$250
$200
$150
$100
$50
$0
US$218.1
$141.0
$77.1
US$108.0
$108.0
US$75.0
$75.0
CY2020
CY2021
CY2022
CY2023
CY2024
Credit Facility
December 2022 Notes
October 2024 Notes
I-45 Credit Facility

(1) The facility has an accordion feature that allows for an increase in total commitments up to $350 MM. Principal Drawn is based upon outstanding balances as of 9/30/19
(2) Net of $3.4 MM in letters of credit outstanding
(3) Redeemable at CSWC's option beginning December 2019. Principal drawn is based upon outstanding balances as of 9/30/19
(4) Redeemable in whole or in part at any time prior to July 1, 2024, at par plus a "make whole" premium, and thereafter at par
(5) Raised $65 MM in October 2024 Notes during the quarter ended 9/30/19; subsequent to quarter end, raised an additional $10MM of October 2024 Notes, resulting in total current principal outstanding of $75 MM
(6) CSWC owns 80% of the equity and 50% of the voting rights of I-45 SLF LLC with a joint venture partner

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Portfolio Statistics Continuing to build a well performing credit portfolio Quarter Ended Quarter Ended Quarter Ended Quarter Ended (In Thousands) 12/31/18 3/31/19 6/30/19 9/30/19 Portfolio Statistics Fair Value of Debt Investments $350,685 $367,727 $381,704 $387,168 Average Debt Investment Hold Size $10,627 $10,506 $10,906 $11,062 Fair Value of Debt Investments as a % of Par 98% 97% 97% 96% % of Investment Portfolio on Non-Accrual (at Fair Value) 1.7% 1.6% 1.5% 2.6% Weighted Average Investment Rating (1) 1.9 1.9 1.9 2.0 Weighted Average Yield on Debt Investments 11.56% 11.58% 11.73% 11.02% Total Fair Value of Portfolio Investments $496,740 $524,071 $533,491 $538,876 Weighted Average Yield on all Portfolio Investments (2) 11.08% 10.96% 11.73% 11.10% Investment Mix (Debt vs. Equity) (3) (4) 81% / 19% 80% / 20% 81% / 19% 81% / 19% Investment Mix (Yielding vs. Non-Yielding) (4) 94% / 6% 94% / 6% 95% / 5% 93% / 7% (1) CSWC utilizes an internal 1 - 4 investment rating system in which 1 represents material outperformance and 4 represents material underperformance. All new investments are initially set to 2 (2) Includes dividends from Media Recovery, Inc. and I-45 Senior Loan Fund (3) Excludes CSWC equity investment in I-45 Senior Loan Fund (4) At Fair Value Page 20

Investment Income Detail Constructing a portfolio of investments with recurring cash yield • Non-Cash and Non-Recurring investment income remain a minor portion of Total Investment Income Quarter Ended Quarter Ended Quarter Ended Quarter Ended (In Thousands) 12/31/18 3/31/19 6/30/19 9/30/19 Investment Income Breakdown Cash Interest $9,561 $9,760 $10,526 $10,573 Cash Dividends 3,295 3,282 3,959 3,576 PIK Income 211 298 424 191 Amortization of purchase discounts and fees 367 336 472 496 Management/Admin Fees 206 197 211 246 Prepayment Fees & Other Income 231 435 207 136 Total Investment Income $13,871 $14,308 $15,799 $15,218 Key Metrics Cash Income as a % of Investment Income 96% 96% 94% 95% % of Total Investment Income that is Recurring (1) 98% 97% 96% 98% (1) Non-Recurring income principally made up of loan prepayment and amendment fees Page 21

Key Financial Metrics Strong Pre-Tax Net Investment Income and Regular Dividend growth driven by net portfolio growth and investment performance Quarter Ended Quarter Ended Quarter Ended Quarter Ended 12/31/18 3/31/19 6/30/19 9/30/19 Key Financial Metrics Pre-Tax Net Investment Income Per Wtd Avg Diluted Share $0.40 $0.42 $0.44 $0.42 Pre-Tax Net Investment Income Return on Equity (ROE)(1) 8.40% 9.01% 9.41% 8.94% Realized Earnings Per Wtd Avg Diluted Share $0.50 $0.40 $0.49 $0.40 Realized Earnings Return on Equity (ROE)(1) 10.61% 8.70% 10.51% 8.60% Earnings Per Wtd Avg Diluted Share $0.25 $0.61 $0.38 $0.15 Total Earnings Return on Equity (ROE)(1) 5.36% 13.17% 8.22% 3.31% Regular Dividends per Share $0.36 $0.38 $0.39 $0.40 Supplemental Dividends per Share $0.10 $0.10 $0.10 $0.10 Total Dividends per Share $0.46 $0.48 $0.49 $0.50 Dividend Yield (2) 9.57% 9.13% 9.36% 9.17% (1) Return on Equity is calculated as the quarterly annualized Pre-Tax NII, Realized Earnings, or Total Earnings, respectively, divided by equity at the end of the prior quarter (2) Dividend Yield is calculated as the quarterly annualized Total Dividend divided by share price at quarter end Page 22

Interest Rate Sensitivity Fixed vs. Floating Portfolio Exposure (1) 4% 96% Fixed Floating Illustrative Annual Illustrative Annual NII Change in Base Interest Rates NII Change ($'s) Change (Per Share) (100 bps) $(2,350,416) $(0.13) (75 bps) (1,781,438) (0.10) (50 bps) (1,212,459) (0.07) (25 bps) (643,480) (0.04) 25 bps 787,767 0.04 50 bps 1,575,534 0.09 75 bps 2,367,413 0.13 100 bps 3,165,575 0.18 (1) Portfolio Exposure includes I-45 assets pro rata as a % of CSWC’s equity investment in the fund Note: Illustrative change in annual NII is based on a projection of CSWC’s existing debt investments as of 9/30/19, adjusted only for changes in Base Interest Rate. Base Interest Rate used in this analysis is 3-Month LIBOR of 2.09% at 9/30/19. The results of this analysis include the I-45 Senior Loan Fund, which is comprised of 100% floating rate assets and liabilities Page 23

Corporate Information

Board of Directors

Inside Directors

Bowen S. Diehl

Independent Directors

David R. Brooks

Christine S. Battist

T. Duane Morgan

Jack D. Furst

William R. Thomas

Corporate Offices & Website

5400 LBJ Freeway

13th Floor

Dallas, TX 75240

http://www.capitalsouthwest.com

Senior Management

Bowen S. Diehl

President & Chief Executive Officer

Michael S. Sarner

Chief Financial Officer, Secretary & Treasurer

Investor Relations

Michael S. Sarner

Capital Southwest

214-884-3829

msarner@capitalsouthwest.com

Securities Listing

Nasdaq: "CSWC" (Common Stock)

Nasdaq: "CSWCL" (December 2022 Notes)

Fiscal Year End

March 31

Independent Auditor

RSM US
Chicago, IL

Corporate Counsel

Eversheds Sutherland (US) LLP

Transfer Agent

American Stock Transfer & Trust Company, LLC

800-937-5449

www.amstock.com

Industry Analyst Coverage

Firm	Analyst	Contact Information
Ladenburg Thalmann	Mickey M. Schleien, CFA	Direct: 305-572-4131
Janney Montgomery Scott	Mitchel Penn, CFA	Direct: 410-583-5976
JMP Securities	Christopher York	Direct: 415-835-8965
B. Riley FBR	Tim Hayes	Direct: 703-312-1819
National Securities	Bryce Rowe	Direct: 212-417-8211
Jefferies	Kyle Joseph	Direct: 510-418-0754

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